EXHIBIT 10.33
                 SECOND AMENDMENT TO CERTAIN
                    OPERATIVE AGREEMENTS

      THIS SECOND AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS dated as of December __, 2000 (this "Amendment") is by and among PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Lessee" or the "Construction Agent"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually (in its individual capacity, the "Trust Company"), but solely as the Owner Trustee under the PFG Real Estate Trust 1997-1 (the "Owner Trustee", the "Borrower" or the "Lessor"); the various banks and other lending institutions which are parties hereto from time to time as lenders (subject to the definition of Lenders in Appendix A to the Participation Agreement (hereinafter defined), individually, a "Lender" and collectively, the "Lenders"); FIRST UNION NATIONAL BANK, a national banking association ("First Union"), as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); the various banks and other lending institutions which are parties to the Participation Agreement from time to time as holders of certificates issued with respect to the PFG Real Estate Trust 1997-1 (subject to the definition of Holders in Appendix A to the Participation Agreement, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement.


                    W I T N E S S E T H:

      WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of August 29, 1997 (the "Participation Agreement").

      WHEREAS, concurrently with this Amendment, pursuant to
Section 28.1 of the Lease, the Financing Parties have consented to the amendment and consents set forth in the Second Amendment to the Lessee Credit Agreement and the Third Amendment to the Lessee Credit Agreement, each dated as of December __, 2000 with respect to the Incorporated
Representations   and   Warranties  and   the   Incorporated
Covenants.

     WHEREAS, in consideration for and as a condition of the consent from the Financing Parties to the Second Amendment to the Lessee Credit Agreement and the Third Amendment to the Lessee Credit Agreement, each dated as of December __, 2000, the parties hereto have agreed to amend the
Participation Agreement on the terms and conditions set forth in this Amendment.


                      A G R E E M E N T

      NOW,  THEREFORE, for good and valuable  consideration,
the   receipt   and   sufficiency  of   which   are   hereby
acknowledged,  the  parties  to  this  Amendment  agree   as
follows:

                           PART I
                      AMENDMENTS TO THE
                   PARTICIPATION AGREEMENT

      1. Appendix A to the Participation Agreement is hereby amended to add or modify the following defined terms as follows:

     "Applicable Percentage" shall mean for Eurodollar Loans and Eurodollar Holder Advances, the appropriate applicable percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

                                                          Applicable
                                             Applicable   Percentage
                                             Percentage      for
                                                for       Eurodollar
     Pricing                                 Eurodollar      Holder
      Level           Leverage Ratio           Loans       Advances

    Level I     >.50 to 1.0                    0.700%        1.300%
    Level II    >.40 to 1, but <=.50 to 1.0    0.575%        1.175%
    Level III   >.30 to 1, but <=.40 to 1.0    0.450%        1.050%
    Level IV    <=.30 to 1.0                   0.375%        0.975%

      The Applicable Percentage for Eurodollar Loans and Eurodollar Holder Advances shall, in each case, be determined and adjusted quarterly on the tenth (10th) Business Day after receipt by the Agent of quarterly financial statements for the Lessee and its Subsidiaries and the accompanying Officer's Compliance Certificate setting forth the Leverage Ratio of the Lessee and its Subsidiaries as of the most recent fiscal quarter end, as required pursuant to Sections 7.1 and 7.2 of the Lessee Credit Agreement and, by incorporation, pursuant to Section 28.1 of the Lease (each a "Calculation Date"); provided, however, that if the Lessee fails to provide the financial statements and related Officer's Compliance Certificate required pursuant to Sections 7.1 and 7.2 of the Lessee Credit Agreement (and, by incorporation, pursuant to Section 28.1 of the Lease) to the Agent on or before the most recent Calculation Date, the Applicable Percentage, in each case, from such Calculation Date shall be based on Pricing Level I until such time that such financial statements and related Officer's Compliance Certificate are provided, whereupon the Pricing Level shall be determined by the then current Leverage Ratio. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentage shall be applicable to all existing Eurodollar Loans and Eurodollar Holder Advances as well as any new
Eurodollar Loans and Eurodollar Holder Advances made or issued.

      Notwithstanding the foregoing, in the event of any replacement or amendment of the Lessee Credit Agreement, or any replacement or amendment of the pricing grid setting forth the Applicable Margin Per Annum for the LIBOR Rate in the definition of "Applicable Margin" under the Lessee Credit Agreement, (A) the Applicable Percentage for Eurodollar Loans set forth herein for each Pricing Level shall be amended to equal the greater of (i) the Applicable Percentage for Eurodollar Loans set forth herein for each Pricing Level or (ii) the Applicable Margin Per Annum for LIBOR Rate Loans set forth for each corresponding Pricing Level in the Lessee Credit Agreement, as replaced or amended, plus 0.10%, and (B) the Applicable Percentage for Eurodollar Holder Advances shall be amended to equal the greater of (i) the Applicable Percentage for Eurodollar Holder Advances set forth herein for each Pricing Level or
(ii) the Applicable Margin Per Annum for LIBOR Rate Loans set forth for each corresponding Pricing Level in the Lessee Credit Agreement, as replaced or amended, plus 0.10%.

     "Capital Lease" means, with respect to the Lessee and its Subsidiaries, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of the Lessee and its Subsidiaries.

     "Capitalization" means, with respect to the Lessee and its Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) Total Debt plus (b) Consolidated Stockholders' Equity.

     "Consolidated" means, when used with reference to financial statements or financial statement items of the Lessee and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

     "Debt" means, with respect to the Lessee and its Subsidiaries at any date and without duplication, the sum of the following calculated on a Consolidated basis in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including but not limited to obligations evidenced by bonds, debentures, notes or other similar instruments of the Lessee or any Subsidiary thereof,
(b) all obligations to pay the deferred purchase price of property or services of the Lessee or any Subsidiary thereof, including without limitation all obligations under non-competition agreements but excluding (i) trade payables arising in the ordinary course of business and (ii) all amounts payable under any earn-out agreement unless any such earn-out payment is payable in cash and has been deemed earned and required to be included on the financial statements of the Lessee or any Subsidiary thereof in accordance with GAAP, (c) all obligations of the Lessee or any Subsidiary thereof as lessee under Capital Leases, (d) all Debt of any other Person secured by a Lien on any asset of the Lessee or any Subsidiary thereof, (e) all Guaranty Obligations of the Lessee or any Subsidiary thereof (excluding any Guaranty Obligations on account of trade payables arising in the ordinary course of business), (f) all obligations, contingent or otherwise, of the Lessee or any Subsidiary thereof relative to the face amount of letters of credit, whether or not drawn, including without limitation any Reimbursement Obligation, and banker's acceptances issued for the account of the Lessee or any Subsidiary thereof, (g) all obligations of the Lessee or any Subsidiary thereof to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities of the Lessee or any Subsidiary thereof and
(h) all obligations incurred by the Lessee or any Subsidiary thereof pursuant to Hedging Agreements.

     "ELLF" means, at any date with respect to Lessee and its Subsidiaries, any synthetic lease, end loaded lease financing, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which Lessee or any Subsidiary thereof is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP on a consistent basis.

      "Facility  Fee" shall mean, collectively,  the  Holder
Facility Fee and the Lender Facility Fee.

      "Facility  Fee  Payment  Date"  shall  mean  the  last
Business Day of each March, June, September and December and the Expiration Date.

     "Guaranty Obligation" means, with respect to Lessee and its Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

     "Hedging Agreement" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of Lessee, and any confirming letter executed pursuant to such hedging agreement, all as amended, restated or otherwise modified.

      "Holder Facility Fee" shall have the meaning given to such term in Section 9.4 of the Participation Agreement.

      "Lender Facility Fee" shall have the meaning given to such term in Section 9.4 of the Participation Agreement.

      "Lessee Credit Agreement" shall mean that certain Credit Agreement dated as of March 5, 1999 among the Lessee and the lenders referred to therein and First Union National Bank, as Administrative Agent, as such may hereafter be amended, modified, supplemented, restated and/or replaced from time to time.

     "Leverage Ratio" shall mean the ratio of Total Debt to Capitalization.

      "Officer's Compliance Certificate" shall have the meaning given to such term in Section 7.2 of the Lessee
Credit Agreement.

     "Reimbursement Obligation" means the obligation of the Lessee to reimburse the Issuing Lender pursuant to Section
3.5 of the Lessee Credit Agreement for amounts drawn under Letters of Credit.

      "Total Debt" means, as of any date of determination with respect to the Lessee and its Subsidiaries on a Consolidated basis without duplication, the sum of (a) Debt plus (b) all outstanding indebtedness obligations actually incurred under or on account of any ELLF, each in accordance with GAAP.

2. Section 9.4 of the Participation Agreement is hereby amended to read as follows:

     The Lessee agrees to pay or to cause to be paid to the Agent for the account of (a) the Lenders, respectively, a facility fee (the "Lender Facility Fee") equal to the product of the aggregate Commitments multiplied by a rate of 0.150% per annum and (b) the Holders, respectively,  a  facility fee  (the  "Holder  Facility
     Fee") equal to the product of the aggregate Holder Commitments multiplied by a rate of 0.150% per annum. Such Facility Fees shall be payable quarterly in arrears on each Facility Fee Payment Date. If all or a portion of any such Facility Fee shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the ABR (or in the case of Holder Yield, the ABR plus the Applicable Percentage for Eurodollar Holder Advances) plus two percent (2%) from the date of such non-payment until such amount is paid in full (as well as before judgment).

                           PART II
                        MISCELLANEOUS

       1.     This   Amendment  shall  be   effective   upon
satisfaction of the following conditions:

           (a)  execution and delivery of this Amendment  by
     the  parties hereto and execution and delivery of  such
     other   documents,  agreements  or  instruments  deemed
     necessary or advisable by the Agent; and

                (b)   receipt  by the Agent of an  officer's
     certificate and/or a secretary's certificate of the Lessee (in form and in substance reasonably satisfactory to the Agent) certifying that a resolution has been adopted by Lessee's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, specifying that no Default or Event of Default shall have occurred and be continuing, specifying that the representations and warranties of Lessee set forth in the Participation Agreement are true and correct (except for any such representations and warranties which relate solely to an earlier time) and certifying as to the incumbency of the officer of Lessee executing this Amendment; and

           (c) receipt by the Agent of legal opinions of counsel to the Lessee relating to this Amendment in form and substance reasonably satisfactory to the Agent;

      2. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

      3. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

      4. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      5. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                              PERFORMANCE FOOD GROUP
                              COMPANY, as the Construction
                              Agent and as the Lessee

                              By:
                              Name:
                              Title:


                              FIRST SECURITY BANK, NATIONAL
                              ASSOCIATION, not individually,
                              except as expressly stated
                              herein, but solely as the
                              Owner Trustee under the PFG
                              Real Estate Trust 1997-1

                              By:
                              Name:
                              Title:


                              FIRST UNION NATIONAL BANK, as
                              a Holder, as a Lender and as
                              the Agent

                              By:
                              Name:
                              Title:


                              SUNTRUST BANK, ATLANTA, as a
                              Holder and as a Lender

                              By:
                              Name:
                              Title:

                              By:
                              Name:
                              Title:


                              HIBERNIA NATIONAL BANK,  as  a
                              Lender

                              By:
                              Name:
                              Title: